Listing Report:Supplement No. 210 dated Apr 07, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 445230
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$253.28

Auction yield range:	17.04% - 17.06%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	2 / 1	Length of status:	6y 5m
Credit score:	640-659 (Apr-2010)	Total credit lines:	38	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$393	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	18
Screen name:	orbital-gold	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to? grow my business

My financial situation:
I am a good candidate for this loan because? iam dept free

Monthly net income: $ 3000-5000

Monthly expenses: $
??Housing: $ 400.00
??Insurance: $ 150.00
??Car expenses: $ 30.00
??Utilities: $ 80.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$196.94

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	12 / 12	Length of status:	2y 1m
Credit score:	720-739 (Mar-2010)	Total credit lines:	22	Occupation:	Realtor
Now delinquent:	0	Revolving credit balance:	$79,242	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	forthright-funds1	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Project...End in Sight
Purpose of loan:
This loan will be used to complete the last repair needed on a property renovation so I can then sell to an FHA homebuyer. I have been renovating this older home, built in 1949, over a period of one year and have invested a large amount of my cash/credit for its purchase and extensive renovation. It is a great property and is highly desirable - it went under contract within 3 weeks of listing in early February but did not pass the FHA inspection due to an older foundation. In this area and current housing market, the vast majority of buyers are FHA buyers. Now, I am in need of the 4800 so I can complete this last repair and get it sold. I have already staged the property (it shows like a 'model home') and will be happy to send photos to anyone interested. I basically have a 'product' that is 95% ready, and I just need the 4800 to finish the project.

My financial situation:
I am a good candidate for this loan because I make all loan and credit card payments on time as shown on my credit file. As a business owner, I take my financial obligations and credit file very seriously. I also have a history of paying off all credit card debt and loans, as I did most recently in 2008 when I paid off all credit card balances. Since starting my real estate business in 2008, I have had to use personal credit to fund working capital from time to time. My credit file shows high debt due to this and includes a 50,000 HELOC on my home which helped me start my business. It is my goal to pay off all my debt this year and begin to separate my personal and business credit; I have a plan to do so when I sell this renovated property during the next 2-4 months and recoup my cash.

I have been completing 1-2 property renovations per year so I average approximately 45,000 per year with this renovation business but am expecting to make at least 60-75k this year with 3 renovated properties planned. Additionally, I work as a realtor full-time and have my husbands income to help cover monthly expenses. I expect to bring in close to 40,000 from this one property after the final repair is made (including my initial cash investment) so I have a plan to repay this loan quickly.

Thank you for your consideration and help! I appreciate your support as I strive to become debt free and reach my personal and financial goals this year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449824
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.41%	Starting monthly payment:	$60.33

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1991	Debt/Income ratio:	11%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 13	Length of status:	6y 0m
Credit score:	660-679 (Mar-2010)	Total credit lines:	28	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$21,808	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	54%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Leopoldine	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Re-Invest in Prosper
Purpose of loan:
This loan?will be used to re-invest into prosper. ?

My financial situation:
I am a good candidate for this loan because?I already have over $3400 invested and I own a home and a vacation property

Monthly net income: $ 2900.00 + Bonus ($100-$400/mo.)+(I also recieve rental income from my rental property that ranges from $100-$600/mo)
It can't be listed but my wife contributes another $1000 avg. mo. to the income stated above.

Monthly expenses: $
??Housing: $ 1800 (For both house payments)
??Insurance: $
??Car expenses: $244/Mo (will be paid off by May with tax return $$)
??Utilities: $ 150 includes Phone and internet
??Food, entertainment: $ 0 I work in a?resturant so I eat for free
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0 (I do not have not credit card debt. I pay the balance every month.
??Other expenses: $

Additional Note: I am hoping to get a loan that?has a resonable interest rate.?If not, then I will most likely not take the loan. I plan on paying this loan back ASAP and will be paying more than the minimum each month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452080
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1989	Debt/Income ratio:	6%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 1	Length of status:	6y 7m
Credit score:	660-679 (Mar-2010)	Total credit lines:	40	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	1/ 1	Homeownership:	No
Delinquencies in last 7y:	18
Screen name:	vigilance-souffle	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
2009 IRS Taxes
Purpose of loan:
This loan will be used to?? Pay my 2009 Taxes.

My financial situation:
I am a good candidate for this loan because?? I have always condiserd myself to be a responsible person. Unfortunately, ?I have?come upon?some rough financial? times, and I do not have the money needed to pay my taxes this year.?Thank you in advance.

Monthly net income: $ 5000
Monthly expenses: $ 3778
??Housing: $? 1800
??Insurance: $ 200
??Car expenses: $ 818.18
??Utilities: $ 400
??Phone, cable, internet: $ 60
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452194
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	20.00%
Lender servicing fee:	1.00%	Estimated return:	-2.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1997	Debt/Income ratio:	32%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	5y 3m
Credit score:	600-619 (Mar-2010)	Total credit lines:	28	Occupation:	Skilled Labor
Now delinquent:	1	Revolving credit balance:	$4,032	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	20
Screen name:	rudi1313	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	600-619 (Latest)
Principal borrowed:	$4,300.00	< mo. late:	0 ( 0% )	620-639 (Mar-2008)
Principal balance:	$1,660.53	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
car
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452344
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$904.44

Auction yield range:	17.04% - 17.05%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2005	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	0y 7m
Credit score:	640-659 (Mar-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,367	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	freshstartskin	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rent and Equipment for business
Purpose of loan:
This loan will be used to obtain equipment to operate my business independently, secure rent for business space for duration of lease, acquire startup product and advertising.

My financial situation:
I am a good candidate for this loan because even my small, current clientele will support the loan payments. A new business space will allow me to grow my business quickly and efficiently. My business is service-oriented and has low overhead once initial equipment is acquired.

Monthly net income (Family): $ 3500

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 250
??Phone, cable, internet: $ 275
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 350

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452500
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.57%	Starting monthly payment:	$56.56

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	33%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 6	Length of status:	2y 8m
Credit score:	640-659 (Mar-2010)	Total credit lines:	29	Occupation:	Architect
Now delinquent:	0	Revolving credit balance:	$9,149	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	AnnaCan	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Cards
About Me:

I am 28 years old, single and I have been practicing to be an architect for over 2 years, since I graduated in 2007.

Explanation of Bad Credit:

I have always been responsible with my finances but in 2007 my last year of college my credit scores slipped to 550, because I didn't have enough money to pay credit card balances in full for 3-4 months on numerous accounts. I know you are wondering how and why I let that happen; and I can only say I tried. I was responsible for my rent, utilities, medical expensive, and school/ architectural supplies during my last year of college; and I made unwise decisions in the midst of pushing to complete my undergraduate degree with little money available. At the time I didn't have any other means of getting help other than working part time as a graphic designer making 11 dollars a hour which wasn't enough.

So, I inquired 7 delinquencies in 2007 because I struggled with credit card payments while finishing my last semester of my vigorous architectural thesis course work, and not being able to work enough hours while being a full time student. Since then I have graduated, but the damage has been done to my credit score.

What I will Do with the Money Loaned to me:

Currently, I have been working at an architectural firm for the last 2 years and 7 months, and I have paid down a good amount of my debt and made consecutive monthly payments over the last 32 months increasing my credit score, by 100 points, within fair credit standings. I hope to pay down all my credit debt, $9000 dollars, this year so I can improve my credit score by 60 points which will place me in good credit standings.

Here are my Monthly Financial Details:

Monthly gross income: $ 3200
Monthly expenses: $ 1200
Housing: $ 500
Insurance: $
Car expenses: $ 115
Utilities: $
Phone, cable, internet: $ 85
Food, entertainment: $ 100
Clothing, household expenses $
Credit cards and other loans: $ 450
Other expenses: $

I will have $950 left to make payments on my Prosper loan.

As you can see, I am working to build a healthy financial future for myself. So, making my payments on time will be my top priority each month, I sincerely promise you that and as you can see from my financial detail, I will have the money to do it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452748
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.51%	Starting borrower rate/APR:	10.51% / 10.86%	Starting monthly payment:	$32.51

Auction yield range:	3.04% - 9.51%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1998	Debt/Income ratio:	11%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	3y 2m
Credit score:	740-759 (Apr-2010)	Total credit lines:	34	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$2,012	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	14
Screen name:	vulgy	Borrower's state:	Illinois	Borrower's group:	Socorro Capital Partners
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To reinvest and build my Credit
Purpose of loan:
This loan will be used to reinvest in Prosper and to rebuild my credit. After a divorce that put me into bankruptcy I'm coming back stronger. I've recently purchased an undervalued house that I'm rehabing, will be moved in by the end of April. My debt load is currently low,?but I have been using my card to purchase material for the house then paying it back off (building points) so I'm not sure what it shows?for a balance on the credit report. ?

My financial situation:
I am a good candidate for this loan because I keep my debt load low and I am focused on building net worth and income, as well as my credit score. Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452808
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	3y 10m
Credit score:	720-739 (Apr-2010)	Total credit lines:	3	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$5,431	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	27%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bold-understanding-power	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase 5hr Energy on promotion
Purpose of loan:
This loan will be used to purchase 5hr energy in large quantities at a special promotional price which is being offered to us.? This is a great opportunity for us because 5hr energy shots are the hottest products on the market.? It is one of the safest products to put money into at the moment.? We are being offered amazing pricing and have customers waiting to purchase the product.? To get the special pricing we need to pre-pay for the merchandise.? Due the speed and volume at which 5hr energy sells we will be able to turn the product over several times a month.? The profits derived from this will be more than sufficient to pay for the loan.?

My financial situation:
I am a good candidate for this loan because our company is in a solid position to take advantage of this loan.? The product which we will purchase with this loan practically sells itself.? And due to the promotional pricing which we will be able to offer our customers, the product will be sold as soon as it comes through the door.? All sales are on cash terms so this diminishes the risk of receivables as well.? Most important is the fact that we will be able to make a handsome profit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452814
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	12%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 2	Length of status:	8y 6m
Credit score:	680-699 (Mar-2010)	Total credit lines:	19	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 5	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Ray9247	Borrower's state:	Oregon	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	59 ( 100% )	680-699 (Latest)
Principal borrowed:	$16,000.00	< mo. late:	0 ( 0% )	660-679 (Feb-2010) 660-679 (Dec-2009) 640-659 (Nov-2009) 620-639 (Feb-2008)
Principal balance:	$2,850.82	1+ mo. late:	0 ( 0% )
Total payments billed:	59
Description
WORKING CAPITAL

DataLED signed a new contract this week with a large transit district in Texas for 565 electronic stop signs for the rear of their buses, this contract calls for delivery of (65) signs per month for the next eight months which will generate $ 17,875.00 per month with approximately $6,400.00 net profit per month. We have funding for all the parts except for the powder coated aluminum cans which they go into and as we all know the more contracts we win there is always start up cost. The cost for the first three months of front and rear cans will be $6,570.00. We should be able to pay off this loan in less than a year.We also have three other LED lighting bids that are currently under evaluation in which we have a more than probable chance of winning and would generate another $120,000 dollars of net income so we foresee no problems in making the payments to pay off this loan. These stop signs are basically going to work just like our Yield signs, once one district puts them on their buses all the transit districts in that State adopt this program and we get additional orders from them. We have around $4,500.00 of fixed cost per month for rent, phone, insurance, internet, etc. we have current customers with orders which should cover most of these expenses so we are growing, however we see that our cash flow needs require additional funding, I know that my credit report is not up to par but we were embezzled by a bookkeeper in 2003 causing me to file but I have been trying to make up for that. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452820
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	11.04% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1987	Debt/Income ratio:	34%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 8	Length of status:	11y 8m
Credit score:	740-759 (Apr-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$14,246	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	14%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	exponential-point0	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DEBT CONSOLIDATION
Purpose of loan: I am looking to consolidate my credit card debt into one monthly payment with a lower interest rate.?
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I have had the same job for the last 12 years.? I am looking to pay down my credit card debt and this loan will help me achieve my goal faster.? I will make sure to make payments on time to pay this loan off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452826
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$207.85

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2004	Debt/Income ratio:	15%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	1 / 1	Length of status:	3y 0m
Credit score:	740-759 (Apr-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	deal-voyager7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Wedding Expenses
Purpose of loan:
This loan will be used to finish paying off our wedding.

My financial situation:
We have been making payments of $1000-$4000 for the wedding, but we're still a bit short and will be able to pay off the loan in a timely manner.? It will be as though we continued to make the wedding payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452832
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2001	Debt/Income ratio:	229%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 5	Length of status:	1y 11m
Credit score:	640-659 (Apr-2010)	Total credit lines:	15	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$4,092	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	102%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	nickel-worker7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
redo floors in house
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452844
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$160.01

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1976	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	9 / 9	Length of status:	19y 4m
Credit score:	680-699 (Mar-2010)	Total credit lines:	54	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$14,998	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	12
Screen name:	fairness-amigo7	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Duty....Honor....Country!
Purpose of loan:
I don't need this loan. This loan is being used to just?establish a track record on Prosper.???

My financial situation:
I am a good candidate for this loan because my retirement income is $65,000 per year and my?self-employment income as a?financial advisor brings in another $225,000. I am supprised my credit score is as high as it is (650-699)?as?I filed for bankruptcy in 2005. As a financial advisor I was sued by the Securities and Exchange Commission (SEC) and after a 5 week trial the Judge said I had done nothing wrong and all charges were dropped.?My attorney bills came in at $1.5 million. I had approximately $1 million in savings when the charges were brought against me. I paid what I could an then filed for Chapter 7.? As a graduate of?The United States Military Academy I?always?do what is right !?

Monthly net income: $ 25,000

Monthly expenses: $ 14,000
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452850
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.10%	Starting borrower rate/APR:	18.10% / 20.31%	Starting monthly payment:	$669.75

Auction yield range:	17.04% - 17.10%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	1y 6m
Credit score:	660-679 (Apr-2010)	Total credit lines:	32	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$3,521	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	interest-advantage	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding a Geothermal Business
Purpose of loan:
This Loan will be used to expand a Geothermal Energy Business.??The installation portion of the geothermal systems I have done has mostly dealt with the inside work, however I would very much like to expand my services to include the outside excavation of the site as well.? My goal is to be able to completely design and build systems from start to finish.?

My financial situation:
I am a good candidate for this loan because, I have a strong work ethic and have progressed successfully?in my?responsibilities throughout my career.? I?will?be completing?my Masters in Mechanical Engineering by mid summer, and will very much enjoy working on providing?my services?for?heating projects?from start to finish.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 250
??Insurance: $ 150
??Car expenses: $ 450
??Utilities: $ 100
??Phone, cable, internet: $ 35
??Food, entertainment: $ 100
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 150
??Other: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452862
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.96%	Starting monthly payment:	$49.02

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1987	Debt/Income ratio:	33%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	18 / 14	Length of status:	1y 3m
Credit score:	680-699 (Mar-2010)	Total credit lines:	51	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$27,343	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	orange-compassion-percolator	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairing Heat Pump
Purpose of loan:
This loan will be used to?
This is an updated listing after receiving a more favorable bid on repair, reducing the requested amount...

Due to an accident, the heat pump (which is the outside A/C compressor unit) was damaged this winter.? The repair will replace the damaged outside coil, replace the filter dryer (which is required when the unit loses all its coolant), recharge the system and complete all necessary diagnostics.

My financial situation:
I am a good candidate for this loan because?
I have been working in my field for close to 18 years and the particular software I work on is in high demand.? The company I currently work for is financially sound and is the leader in credit/debit processing.? My last was very positive and there is no risk of being laid off due to the high demand of someone with my skills.
Monthly net income: Self $ 5288 - Spouse $2464

Monthly expenses: $
??Housing: $ 1670
??Insurance: $ 337
??Car expenses: $ 882
??Utilities: $ 214
??Phone, cable, internet: $ 290
??Food, entertainment: $ 800
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 1276
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452874
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$193.55

Auction yield range:	17.04% - 22.00%	Estimated loss impact:	19.25%
Lender servicing fee:	1.00%	Estimated return:	2.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	7 / 7	Length of status:	5y 2m
Credit score:	700-719 (Apr-2010)	Total credit lines:	8	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$2,069	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	117%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	important-bill1	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cash Flow Management
Purpose of loan:
This loan will be used to provide cash flow to pay for operating expenses as well consolidate some credit card debt and property taxes due to a shortfall in cash flow. I am currently considering two job offers and this loan will provide a temporary bridge until I begin work.?

My financial situation:
I am a good candidate for this loan because I have never defaulted on a loan and have been able to maintain a good credit score and pay my bills on time even in tough economic times. I have a college degree and have also run my own business for over three years. I have two job offers working for someone else that I am considering that will pay the bills and I still plan on keeping my business open and running it on the side. However, I need a loan so that I can maintain good financial standing until I begin my new job.

Monthly expenses: $
??Housing: $ 300 ??
??Insurance: $ 85
??Car expenses: $350
??Utilities: $ 100
??Phone, cable, internet: $90
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 400

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452898
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$470.31

Auction yield range:	17.04% - 17.05%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	19 / 17	Length of status:	10y 10m
Credit score:	720-739 (Apr-2010)	Total credit lines:	54	Occupation:	Realtor
Now delinquent:	0	Revolving credit balance:	$63,437	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	first-lively-payout	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off 25% credit cards!
Purpose of loan:
This loan will be used to? pay off 2 credit cards.? I usually don't have any credit cards, but needed them to purchase items for our business.? They were good interest rates but then shot up to 24.99%!?

My financial situation:
I am a good candidate for this loan because? We have NEVER EVER in 23+ years missed a credit card payment, mortgage payment or any other payment!? Any household furniture, computers, etc. have always been purchased 90 or 180 days same as cash.? Credit cards are always (at least in the past) been paid much more than the minimum.? Currently, I have a Kubota tractor that qualified for 36 months same as cash and have about 18 months to go on it.? My Toyota 4-runner (in hubby's name) is at 2.9% interest and we have 12 months to go on it.? But this 24.99% is killing me!? Would be more than happy to pay someone even 8 or 10%.? Our credit has always been very good with no charge-offs, late payments, repos.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452912
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$55.96

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	12 / 11	Length of status:	2y 3m
Credit score:	700-719 (Apr-2010)	Total credit lines:	22	Occupation:	Tradesman - Mechani...
Now delinquent:	0	Revolving credit balance:	$4,021	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	gain-candy	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Updating equipment
Purpose of loan:
This loan will be used to fund upgraded equipment allowing me to perform on higher levels of expectations.

My financial situation:
I am a good candidate for this loan because I am a hard worker working towards?a sucessful business, one that will have strong?morals and principals.I have watched my buisness slowly grow and with the right equipment should become?more profitable.?

Monthly net income: $ 2400

I do own my house as I remodel Im living in a rental townhouse, my low score must be from my pre-divorce days. Since my divorce in 2004, I havent had any negitive and pride myself in maintaining my credit.I am seeking a loan for upgrading equipment to be at the upper level of Competitiveness. I choose to use prosper as a different approach to a loan, I have open credit lines but am tired of the?big corporations. I am a small buisness operator?wanting to keep my money with smaller investors.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452934
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$741.27

Auction yield range:	11.04% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	43%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	17 / 16	Length of status:	0y 2m
Credit score:	720-739 (Apr-2010)	Total credit lines:	37	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$102,501	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	best-cognizant-finance	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to pay down credit cards.? We incurred this debt due to a health crisis in our family.

My financial situation:
I am a good candidate for this loan because I am a CPA and my husband is also a financial professional.? We incurred our credit card debt while trying to help out a family member with a health crisis.? Unfortunately, the experimental treatment that was used on this person was not successful and she died.? She left all of her assets (which were minimal) to her children and we have this debt to pay.? If given the situation again, we would still do the same thing.

While our credit card bills are high, we never miss a payment.? We just would like to get a fixed low rate so that we can pay off this debt more quickly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452938
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$117.20

Auction yield range:	8.04% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2008	Debt/Income ratio:	4%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 1	Length of status:	19y 9m
Credit score:	700-719 (Apr-2010)	Total credit lines:	5	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$169	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	24%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	tender-asset6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452944
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$389.35

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	2y 7m
Credit score:	760-779 (Apr-2010)	Total credit lines:	23	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$11,307	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bold-payment-instrument	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Elimination Project 2010
Purpose of loan:
This loan will be used to pay off credit card debt I amassed while I was an undergraduate student. I had financed my education without the support of family or friends. Please be aware that I also worked during my college years -- with some weeks approaching full time hours, while balancing a full time course load at school. Credit cards helped finance car repairs, books, supplies, and other fixed and incidental costs. ?

My financial situation is much improved since graduating, as I am employed as a registered nurse. I also recently completed a graduate degree to practice as an advanced practice registered nurse (also known as a nurse practitioner). Fortunately, I was able to complete my graduate degree without assuming additional credit card debt.

I am a good candidate for this loan for the following reasons: 1) I have a great FICO score; 2) I am committed to improving my overall financial circumstances; and, 3) given that I work in the health care industry as a clinician, my employment is virtually recession-proof.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452946
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$151.81

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2006	Debt/Income ratio:	21%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 5	Length of status:	4y 0m
Credit score:	700-719 (Apr-2010)	Total credit lines:	8	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$61	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	repayment-sensation	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing an older vehicle
Purpose of loan:
This loan will be used to purchase an older vehicle with over 100,000 miles. Because of this criteria, banks and credit unions would only lend me about 85% of?the vehicle's trade-in value. I was?very surprised to find this out because I could not understand why a bank would only give you money based on the trade-in value, seeing?as how no one?SELLS a?vehicle for that money.

My financial situation:
I am a good candidate for this loan because I have a great credit rating and I have always been reliable as far as making payments. I just sold a vehicle I was paying $270 a month for, plus $170 a month in insurance. With this loan and new insurance for this vehicle, I will be cutting these expensives by 50%! Thank you! I appreciate the opportunity!

Monthly net income: $ 1400

Monthly expenses: $
??Housing: $ 200
??Insurance: $ 0
??Car expenses: $?100 (gas a month)
??Utilities: $ 70
??Phone, cable, internet: $ 50?
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 160
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452950
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.38%	Starting borrower rate/APR:	29.38% / 31.75%	Starting monthly payment:	$631.69

Auction yield range:	11.04% - 28.38%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2001	Debt/Income ratio:	43%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	1y 0m
Credit score:	700-719 (Apr-2010)	Total credit lines:	16	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$11,281	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Traderising	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 95% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	1 ( 5% )	680-699 (Jun-2008)
Principal balance:	$7,567.47	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Finance a hot new IPO
For the past year I've worked solidly on building my product and business.

My income would have been much higher if I had paid myself a salary from the business?-no point because I would have had to pay additional tax on my own money.

I'm a great candidate because I have good credit, pay my debts, and have never missed a payment.

I will pay back the loan by selling stock in my company to investors--an Initial Private Offering--or from revenue through sales of my product, whichever comes first.

You have to see the value I have built into the business to understand why people would keenly invest.? I can easily raise cash through selling stock to investors--but I need customers to get a good deal, hence the purpose of this loan.

I am a current CFA program candidate.? I know how to put money to good use.

I invite and encourage you to visit our site, try the product, and read more about this loan application.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452952
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$332.55

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1997	Debt/Income ratio:	14%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	3y 11m
Credit score:	680-699 (Apr-2010)	Total credit lines:	14	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$2,890	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	wonderous-dinero	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dr. Bills & Credit Card debt,oh my!
Purpose of loan:
This loan will be used to pay off credit card debt and medical bills.?

My financial situation:
I am a good candidate for this loan because I have a secure job, a good income and I will make payments on time. I would love to get ahead of the game and pay off my credit cards with high interest rates and my outstanding medical expenses from a chronic long-term injury.? A one time infusion of cash would help me tremendously so I can actually accomplish something with the money I'm spending every month - instead of just wasting money on minimum payments, etc.

Thank you!

Monthly net income: $ 3618.32

Monthly expenses: $ @ 1900 +/-
??Housing: $ 1400
??Car expenses: $ 80
??Phone, cable, internet: $ 25
??Food, entertainment: $100
??Credit cards and Medical Bills: $ 500 +

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452956
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$207.85

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1978	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	14 / 12	Length of status:	5y 3m
Credit score:	760-779 (Apr-2010)	Total credit lines:	37	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$35,959	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wealth-hotshot	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay old bills
Purpose of loan:
This loan will be used to?pay old bills.? We were attempting to grow our restaurant business by opening at other locations; however, the change in the economy forced us to close two of the restaurants.? We still have outstanding bills from the closed locations that need to be paid.

My financial situation:
I am a good candidate for this loan because? we have an established restaurant that has been open for nearly eight years.? It is doing well and does even better in the summer time.? I also have a stable income from my retirement.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452968
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.99%	Starting borrower rate/APR:	20.99% / 23.24%	Starting monthly payment:	$565.05

Auction yield range:	17.04% - 19.99%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	13y 3m
Credit score:	740-759 (Apr-2010)	Total credit lines:	20	Occupation:	Landscaping
Now delinquent:	0	Revolving credit balance:	$71,122	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	basis-lionheart	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Advanta card 29.99% rate
Purpose of loan:
This loan will be used to? This loan will be used to payoff my Advanta bank credit card, where they raised 100's of?1000's of accounts to 29.99% ,I have been paying $1000.00 dollars a months and the interest is killing me. It is not fair.?

My financial situation:
I am a good candidate for this loan because? I have been paying 1000.00 a month on this card and with all the interest paid it shoulf of been gone already. I work (3) job to keep everything going, I work as many hours as I can at Home Depot, I plow snow in winter and run my company.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452970
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	14.04% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1988	Debt/Income ratio:	61%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	21 / 18	Length of status:	9y 2m
Credit score:	640-659 (Apr-2010)	Total credit lines:	58	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$26,847	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	enchanted-benefit	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to help us pay off our credit card debt.

My financial situation:
I am a good candidate for this loan because I currently make all of my payments on time, for more than the amount due.? However, due to the changes in the credit card rules over the last year or two my interest rates have increased and my credit lines have decreased, causing my credit score to dump.? I would like to get caught up and ahead.

Monthly net income: $? 7,200 (my husband and I)

Monthly expenses: $
??Housing: $ 1250
??Insurance: $?82
??Car expenses: $ 325
??Utilities: $ 345
??Phone, cable, internet: $ 280
??Food, entertainment: $1200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2550
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452976
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,040.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 14.17%	Starting monthly payment:	$366.90

Auction yield range:	11.04% - 11.04%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1997	Debt/Income ratio:	63%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 11	Length of status:	4y 0m
Credit score:	640-659 (Apr-2010)	Total credit lines:	20	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$31,377	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	innocent-money7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Hell
Purpose of loan:
This loan will be used to pay off credit cards. I want to be debt free within 3-5 years, and can not do it the way I am doing it right now. Would love to be able to cut these things up. I have learned a very valuable lesson.

My financial situation:
I am a good candidate for this loan because I am personally driven to meet this goal. I have the ability to pay it off if I could get a lower interest rate than what I have now with the outrageous credit card companies.

Monthly net income: $ 3750

Monthly expenses: $ Below is my share of the bills
??Housing: $ 900
??Insurance: $ 200
??Car expenses: $ 800
??Utilities: $ 100
??Phone, cable, internet: $ 300
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452982
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1981	Debt/Income ratio:	50%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 11	Length of status:	15y 10m
Credit score:	640-659 (Apr-2010)	Total credit lines:	36	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$21,450	Stated income:	$25,000-$49,999
Amount delinquent:	$480	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	compassion-bopper	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting my Life Back. Paying Debt
Purpose of loan:
This loan will be used to paydown a combination of credit card debt and medical bills?that I have outstanding.?

My financial situation:
I am a good candidate for this loan because I? have a good budget in place that will enable me to pay on time for the life of the loan.? I have always tried to maintain a good, strong payment history with my creditors until recently, I had a few slow pays due to a sudden surgery I underwent.? I am working diligently to better my financial situation since my setback.

Monthly net income: $1700.00

Monthly expenses: $ 1200.00
??Housing: $ 300.00
??Insurance: $ 65.00
??Car expenses: $ 150.00
??Utilities: $150.00
??Phone, cable, internet: $45.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $40.00
??Credit cards and other loans: $ 250.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452986
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1967	Debt/Income ratio:	9%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	5	Current / open credit lines:	4 / 2	Length of status:	24y 2m
Credit score:	700-719 (Apr-2010)	Total credit lines:	18	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	point-plasma	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixer Upper
Purpose of loan:
This loan will be used to? Install new hardwood floors, stainless steel appliances, and an extra bathroom?

My financial situation:
I am a good candidate for this loan because? I have always been financially responsible and I pay all bills on time.

Monthly net income: $ 5375.00

Monthly expenses: $???Housing: $0
??Insurance: $70
??Car expenses: $ 100
??Utilities: $?80
??Phone, cable, internet: $ 50?
??Food, entertainment: $ 300
??Clothing, household expenses $100
??Credit cards and other loans: $100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452988
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	14 / 10	Length of status:	4y 10m
Credit score:	680-699 (Apr-2010)	Total credit lines:	29	Occupation:	Sales - Retail
Now delinquent:	1	Revolving credit balance:	$10,566	Stated income:	$25,000-$49,999
Amount delinquent:	$9,355	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	7
Screen name:	watcher713	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College for my son
Purpose of loan:
This loan will be used to? enable me to help my son with his college expenses.

My financial situation:
I am a good candidate for this loan because?I am a single Mom of 2 children....desiring to help my children with their aspirations and visions for their future.??I am so thankful they realize the importance of a good, quality education.? I am a Mary Kay Director leading a?growing unit of committed consultants to take their businesses to higher levels.? I receive commission checks from Mary Kay Corporate?twice a month.? My commission check for the month of March was $3,155.13.? of course, this does not include my own personal sales.? These commission checks would enable me to make monthly payments on this loan.?

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $800
??Insurance: $ 200
??Car expenses: $300
??Utilities: $ 240
??Phone, cable, internet: $?300
??Food, entertainment: $200(My Mother lives with us and helps with food expenses.)?
??Clothing, household expenses $100
??Credit cards and other loans: $ 864
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453010
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$159.88

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1995	Debt/Income ratio:	12%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 13	Length of status:	5y 1m
Credit score:	740-759 (Mar-2010)	Total credit lines:	30	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$35,669	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	credit-angel1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Private Note
Purpose of loan:
This loan will be used to help pay off a personal loan from a friend for minor home improvements.

My financial situation:
I am a good candidate for this loan because I will make my loan payments promptly and pay off the loan early if possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453016
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.04%	Starting monthly payment:	$41.60

Auction yield range:	8.04% - 14.00%	Estimated loss impact:	6.81%
Lender servicing fee:	1.00%	Estimated return:	7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1991	Debt/Income ratio:	19%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	2y 11m
Credit score:	640-659 (Apr-2010)	Total credit lines:	19	Occupation:	Clergy
Now delinquent:	0	Revolving credit balance:	$8,565	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	musicmike1707	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-679 (May-2008)
Principal balance:	$852.73	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Taxes and Educational Equipment
Purpose of loan:
This loan will be used to? Pay off taxes for this year and buy a laptop for my daughter's education.? We are planning to send our daughter to virtual school next year.? She will need her own computer to do this.

My financial situation:
I am a good candidate for this loan because? I am paying off my car this year.? My church has gone to a corporate cell phone account that cuts my part of the bill in half.? Also, my wife is beginning to work from home as a medical transcriber.

Monthly net income: $?3600

Monthly expenses: $
??Housing: $ 900
??Insurance: $150
??Car expenses: $ 350
??Utilities: $ 175
??Phone, cable, internet: $ 115
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 170
??Other expenses: $ 260
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453022
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$849.30

Auction yield range:	11.04% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	52%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 11	Length of status:	3y 4m
Credit score:	740-759 (Apr-2010)	Total credit lines:	22	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$39,768	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	yield-boss1	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wyoming Debt Consolidation
Purpose of loan:
This loan will be used to? consolidate 5?balances with Citi, BOA, Capital One and Chase. $7659, $9287, $4262 and $3335 respectively.

My financial situation:
I am a good candidate for this loan because?We are a family of three ( and three dogs). My?wife and I?are college graduates.?We are both state employess. I?am a professional with?the University of Wyoming and my wife is a financial aid specialist at?Western Wyoming Community College.Our credit history is impecable. We have never been late on our payments. With the downturn of the economy, our creditors have jacked up our interest rates making if more difficult to decrease our debt. We are homeowners?and our jobs are secure. This loan would?decrease our revolving debt?payments from six to two. Our gross is over $97 K.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453034
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$216.91

Auction yield range:	14.04% - 17.00%	Estimated loss impact:	14.75%
Lender servicing fee:	1.00%	Estimated return:	2.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1992	Debt/Income ratio:	61%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	13 / 11	Length of status:	0y 10m
Credit score:	660-679 (Apr-2010)	Total credit lines:	55	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$8,210	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	basis-admirer	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? Pay off my Discover card at 29,9% and my Household Bank Card.

My financial situation:
I am a good candidate for this loan because? I have finally gotten my act together and would like to pay off all my debts and be happy.? I have a husband with an excellent credit rating.? I have to pay my own debts but he is there to help me if needed.? He has savings.

Monthly net income: $ My monthly income is $2411? My husbands monthly income is around $3000/mo

Monthly expenses: $
??Housing: $ 388.00/mo
??Insurance: $ 200
??Car expenses: $ 241
??Utilities: $?100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453040
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$178.39

Auction yield range:	11.04% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	37%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 6	Length of status:	4y 4m
Credit score:	680-699 (Apr-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,223	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sturdy-investment9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card & Auto Repairs
Purpose of loan:
There are a couple of reasons why I am requesting this loan. First, I want to pay off one of my high interest credit cards and close the account. I also need some repairs done on one of my vehicles. The third reason is my wife's sister is getting married and she will be the maid of honor. We?live in N.C. and?she lives in P.A. The money left over would be used for the 2-3 trips my family will have to make between N.C. and P.A. for this wedding. ?

My financial situation:
I am a good candidate for this loan because I pay all my bills on time every month. Even though my credit score is not perfect, I have never filed for bankrupcy or had any debts go into collections. My wife and I both have solid jobs and are not in danger of being unemployed. I do have a large amount of school loan debt, but I am currently pursuing my Master's degree and had to apply for federal loans, which are currently deferred due to my current enrollment as a part-time student.

Monthly net income: $ 35,337 myself. This does not include my wife's income.

Monthly expenses: $
??Housing: $ 550/month rent
??Insurance: $ 250/month BCBS
??Car expenses: $?92/month car?insurance
??Utilities: $ included in rent
??Phone, cable, internet: $ 130/month
??Food, entertainment: $ 75/week - approximate grocery bill
??Clothing, household expenses $
??Credit cards and other loans: $ 400/month - approximate
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	16 / 14	Length of status:	2y 0m
Credit score:	700-719 (Apr-2010)	Total credit lines:	31	Occupation:	Food Service
Now delinquent:	1	Revolving credit balance:	$15,076	Stated income:	$100,000+
Amount delinquent:	$2,801	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	NeonMoonX	Borrower's state:	California	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Operating Cap for New Restaurant
Purpose of loan:
This loan will be used to finance the initial operating expenses of my new lakeside seafood bar and grill restaurant.? This will include initial inventories and salaries.

My financial situation:
I am a good candidate for this loan because my track record for restaurant operation is very good.? My current restaurant's revenue is currently up year over year, and is up over 60% in the last 2 years despite the economy.? The new restaurant has excellent risk mitigation properties, including a no-fault lease with a provision that no rent is due at all if the restaurant's revenue doesn't exceed a certain threshold.? I thought that Prosper may be a way to find a better cost of funds for financing t

CREDIT: 700+ FICO Score - No late payments in my CBR in 7 ears.? A+ trade and vendor references.Both locations fully insured to $2M each.? There is a $2,800 delinquency showing but that is a disputed towing charge from a tow company in 2004 on a car I had sold and did not own at the time.

RECIEVABLES:? Currently receive $11k to $12k in credit card transactions per month.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	10.99%	Starting borrower rate/APR:	11.99% / 14.12%	Starting monthly payment:	$83.02

Auction yield range:	6.04% - 10.99%	Estimated loss impact:	5.18%
Lender servicing fee:	1.00%	Estimated return:	5.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	6 / 5	Length of status:	25y 10m
Credit score:	740-759 (Apr-2010)	Total credit lines:	38	Occupation:	Other
Now delinquent:	2	Revolving credit balance:	$14,844	Stated income:	$25,000-$49,999
Amount delinquent:	$8,600	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	yield-metronome8	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan from you instead of the IRS
Purpose of loan:
This loan will be used to pay my current balance on my federal taxes.? I would rather pay?an individual interest than the IRS.?

My financial situation:
I am a good candidate for this loan because I pay my bills on time and am a responsible person in my community.? I have had a foreclosure due to being unable to secure funding to fix my unihabitable home (gutted bathroom, water damage) which I paid on for 3 years after purchasing it in 2006.? I did all I could to keep it but finally had to let it go.? I work as a real?estate appraiser and have an antique mall.? I need this loan as I had to use the funds set aside for taxes for dental work and medications.? I am in good shape now, working hard and am willing to do what it takes to pay this loan in a timely manner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453070
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$200.26

Auction yield range:	11.04% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1997	Debt/Income ratio:	36%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	18 / 16	Length of status:	11y 3m
Credit score:	720-739 (Mar-2010)	Total credit lines:	39	Occupation:	Tradesman - Mechani...
Now delinquent:	0	Revolving credit balance:	$7,986	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	peaceful-listing4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Cards
Purpose of loan:
This loan will be used to pay off a credit card with a high interest rate.????

My financial situation:
I am a good candidate for this loan because I have been employed with the same company for over 10 years and am able to make the payments without a problem.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$572.86

Auction yield range:	17.04% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1993	Debt/Income ratio:	2%
Basic (1-10):	2	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 7	Length of status:	5y 9m
Credit score:	720-739 (Apr-2010)	Total credit lines:	62	Occupation:	Teacher
Now delinquent:	3	Revolving credit balance:	$5,728	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	19
Screen name:	God-is-Good	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Do for myself what I do for others.
Purpose of loan:
This loan will be used to?pay off a loan against my husband's TSP savings so that?we can borrow against it again to?pay off our two vehicle loans for a lesser interest rate for 5 years.? Also, to pay down my Juniper MC to 30% owing?of my credit limit which use to be much higher until my credit report started to show some inaccurate information.

My financial situation:
I am a good candidate for this loan because?I am a responsible person and I do pay my debts promptly.? Outside of my trusting my 2nd mort to complete my loan mod?&?giving them?everything they asked for including making a payment here and there...only to result in them stringing me along then sending my acct to collections...and helping?friends to purchase a home trusting that they'd be able to follow through in?transfering title in their name to eventually qualify for a home loan on their own w/i a year...instead, a rush of misfortune hits them and no longer are they able to pay the mort., in which case I exhaust my savings paying?2 mortgages to?save mine and my husbands credit?until I had no more to give, and a foreclosure on my credit...a loss of $15k of savings...and now facing IRS payments because of the charge-off from this mishap?possibly being tagged on as income on our tax return.? Though bank took over on 8/2008...2nd mortgage?reported the loan charged-off?as of ?7/2009, which I am currently disputing.? I currently have two pending real estate transactions that will also allow me to pay this back in less time than?the norm.? I am not currently deliquent on anything and have not been since the time of my 2nd mortage not following through on my loan modification.? The high percentage charged on my credit cards is also so due to decrease in credit limit even though I pay the smaller amounts off every month and the bigger balanced credit card I pay $500 a month on which is 3x more than the min. monthly payment.? I believe my overall Prosper score would not be what it is if my credit report was accurate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	14.04%	Starting borrower rate/APR:	15.04% / 17.21%	Starting monthly payment:	$173.42

Auction yield range:	14.04% - 14.04%	Estimated loss impact:	15.30%
Lender servicing fee:	1.00%	Estimated return:	-1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1999	Debt/Income ratio:	35%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 15	Length of status:	4y 8m
Credit score:	620-639 (Apr-2010)	Total credit lines:	25	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$8,375	Stated income:	$50,000-$74,999
Amount delinquent:	$305	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	teastman	Borrower's state:	Kansas	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 94% )	620-639 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	1 ( 3% )	720-739 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	1 ( 3% )
Total payments billed:	36
Description
Home improvement loan
I just paid off a $9500 prosper loan. I would like to do some improvements to my home. I have gotten estimates and they have come in at just over $5000. I have a garage conversion that was put in before I moved in to my home. The problem is that it there is no wall between the living area and the bathroom. I need to take out a huge, outdated whirlpool tub and put in a shower (it will fit much better in area). The cost of the wall, trim, door, drywall, paint, flooring, plumbing the shower will be $5500.

I will pay this loan off as fast as I can. My past success with prosper should be an indication of my ability and willingness to pay this loan quickly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453176
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$102.57

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	7 / 6	Length of status:	3y 3m
Credit score:	700-719 (Mar-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,919	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	InNeed911	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car repair
Purpose of loan:
This loan will be used to repair my only mode of transportation.

My financial situation: I am a full time hairdresser and mother of a 3 yr old girl. My job is stable and I have a steady clientle. I have consolidated my debts and make my monthly payments on time. I live on a budget and was not prepared for my car to break down.
I am a good candidate for this loan because I care about my credit and repay the debts I owe in accordance to the obligation.

Monthly net income: $3000

Monthly expenses:Avg $2460
??Housing: $450
??Insurance: $350
??Car expenses(payment,insurance,gas): $1100
??Utilities: $200
??Phone, cable, internet: $60
??Food: $300
??Clothing, household expenses $
??Credit cards and other loans: $200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453182
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.48%	Starting borrower rate/APR:	10.48% / 10.83%	Starting monthly payment:	$812.33

Auction yield range:	3.04% - 9.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	11%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	2y 4m
Credit score:	820-839 (Apr-2010)	Total credit lines:	18	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$6,782	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	special-velocity1	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Superstore
The largest retailer in the world is letting me put a store inside their store.I have been blessed with a rare opportunity.I will be putting a store inside the second busiest store of its kind in my state.I will be selling a product that has been successful in independent stores in my area, and I am teaming up with the company that runs them to help insure my success.Additionally, I have a seasoned sales team who has already been successful selling my product in stores in my city.The purpose of this loan is to add to my working capital reserves.My store will be opening in the next 30-60 days.About me:I work full-time for a government run hospital.It?s a solid, stable job.We live within my means and put money into savings and a retirement account every month.My credit is excellent.Originally, I was planning on saving for a few more months, but the timing worked out that I can open my store sooner.I will stay with my current job and have the seasoned management team and partner running the store.Thanks to all the Lenders for your support.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453200
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$302.18

Auction yield range:	17.04% - 25.00%	Estimated loss impact:	19.44%
Lender servicing fee:	1.00%	Estimated return:	5.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1996	Debt/Income ratio:	93%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	15 / 13	Length of status:	17y 10m
Credit score:	660-679 (Apr-2010)	Total credit lines:	32	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$24,810	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	trade-friendship	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MILITARY DEBT CONSOLIDATION
Purpose of loan:
This loan will be used?to pay off and close a large portion of my revolving debts.? ??

My financial situation:
Excellent.? Strong credit history of making payments.??Active Duty?Air Force Senior Master Sergeant/E-8?with 17yrs of service.? Spouse Active Duty Air Force Chief Master?Sergeant/E-9 with?27 years of service.? I am a highly decorated/Bronze Star Reciepient with multiple tours in support of?Operations Iraqi/Enduring Freedom.? I am?GUARANTEED to make the payments in full and on time until the loan is paid off.????????

Monthly net income: $ 5700.? Spouse also?active duty military makes $7100 a month.??We also recieve $1,600 a month for my home that is now a rental property in Florida.??I AM FULLY CAPABLE of paying?back in full a?7,500 debt consolidation loan regardless of the HR marking on my ad.? ?

Monthly expenses: $
??Housing: $ 1450
??Insurance: $ 80
??Car expenses: $?600
??Utilities: $ 80
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453206
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1993	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	4	Current / open credit lines:	14 / 15	Length of status:	14y 3m
Credit score:	660-679 (Apr-2010)	Total credit lines:	47	Stated income:	Not employed
Now delinquent:	4	Revolving credit balance:	$7,748
Amount delinquent:	$21,708	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	impartial-agreement1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$150.82

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2003	Debt/Income ratio:	32%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	17 / 14	Length of status:	3y 10m
Credit score:	660-679 (Apr-2010)	Total credit lines:	39	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$18,620	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	courageous-benjamins8	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my high interest credit card

My financial situation:
I am a good candidate for this loan because I have never had a late payment.? Paying off my debt is my first priority.? I currently live with my parents so that I can focus on only paying off debt. I have been employed with the same company for almost 4 years with a stable income.

Monthly net income: $ 3,000

Monthly expenses: $ 0
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.71%	Starting borrower rate/APR:	23.71% / 26.00%	Starting monthly payment:	$254.02

Auction yield range:	8.04% - 22.71%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	2y 8m
Credit score:	700-719 (Apr-2010)	Total credit lines:	17	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$27,644	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	currency-maestro4	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Eco-friendly yoga mat inventory
Purpose of loan:
This loan will be used to buy new inventory for my company. Last year I achieved a phenomenal 564% growth in my second year of business. Gross sales were about $90,000, and I have had to turn down dozens of requests for these mats due to low stock availability. Please help me get more inventory so I can provide these wonderful yoga mats to a very appreciative customer base!

My financial situation:
I am a good candidate for this loan because I regularly do a brisk business. I was featured in Body+Soul magazine, Fitness Magazine, and the Wall Street Journal. I have done an excellent job of managing this business frugally and without entering into deep debt. In addition to my yoga mat business, I work as a freelance copywriter specializing in search engine optimization and social media. But things have been slow on the freelance side, hence the need for the loan.

Monthly net income: $2000-$4000

Monthly expenses: $
??Housing: $ 550
??Insurance: $ 0
??Car expenses: $80
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453230
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2006	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	3y 0m
Credit score:	720-739 (Mar-2010)	Total credit lines:	7	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$499	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	adventure6	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Loan
Purpose of loan:
This loan will be used to enable my wife to have an important surgery.

My financial situation:
I am a good candidate for this loan because i have good credit, a steady job, and an excellent payment history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453248
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$215.61

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	9y 0m
Credit score:	720-739 (Mar-2010)	Total credit lines:	26	Occupation:	Architect
Now delinquent:	0	Revolving credit balance:	$8,142	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	blue-famous-funds	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WC for a Growing Architecture Firm
Purpose of loan:
A long established architecture firm is looking to ramp up production again. Proof of the economy returning is the fact that our phones are buzzing more so than in the last two years. The $5000 will be used for project acquisitions (marketing costs,) and working capital. Our firm specializes in custom residential architecture. We are very successful at what we do and have a passion for creating beautiful homes.

Our?financial situation:
Our Architecture firm has a nine year history of successful projects including many for prominent professionals. We have a high credit score and have never left a debt unpaid. Our relationship with our consultants and sub-contractors is solid. And our current project schedule is filling out ahead of predictions.

Our?financial situation:
Our Architecture firm has a nine year history of successful projects including many for prominent professionals. We have a high credit score and have never left a debt unpaid. Our relationship with our consultants and sub-contractors is solid. And our current project schedule is filling out ahead of predictions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453266
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1989	Debt/Income ratio:	127%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	19 / 14	Length of status:	1y 5m
Credit score:	680-699 (Apr-2010)	Total credit lines:	43	Occupation:	Teacher's Aide
Now delinquent:	3	Revolving credit balance:	$13,531	Stated income:	$1-$24,999
Amount delinquent:	$446	Bankcard utilization:	54%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	mindful-value9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Toll violations
Purpose of loan:
This loan will be used to help pay for my toll violations. Unfortunately, I did not get any notices until they were way too high for me to pay.? I have tried calling several times to get them to lower and work out a payment plan.? They are not willing to work iwth me.? I do not know where to go from here

My financial situation:
I am a good candidate for this loan because I am working a full time job and am?able to give payments. I?am not?a person to just leave anything unpaid for.? I have four children and I am responsible adult.?

Monthly net income: $ 1300.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 130.00
??Food, entertainment: $ 0
??Clothing, household expenses $?
??Credit cards and other loans: $
??Other expenses: $ 800.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.53%	Starting borrower rate/APR:	22.53% / 24.80%	Starting monthly payment:	$961.63

Auction yield range:	8.04% - 21.53%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	14 / 12	Length of status:	1y 3m
Credit score:	800-819 (Apr-2010)	Total credit lines:	41	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$26,518	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	courteous-dime0	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Capital For Inventory
Purpose of loan:
Purchase more merchandise for sale to fill current customer orders.

My financial situation:
I have several pending orders that are not able to be fullfilled due to the banks cutting back our lines of credit. We have orders ready to fullfill once we obtain the products. This will be a quick investment and repayment. I appreciate your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$445.96

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	12%
Basic (1-10):	3	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 7	Length of status:	13y 0m
Credit score:	700-719 (Apr-2010)	Total credit lines:	34	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,861	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	22
Screen name:	ADAPSAL	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
NEW BATHROOM
Purpose of loan:
This loan will be used to?NEW BATHROOM.?

My financial situation:
I am a good candidate for this loan because?I HAVE?IMPROVED MY CREDIT AND I AM A HARD WORKER WITH A REGULAR INCOME.?

Monthly net income: $
9000./MTH
Monthly expenses: $
??Housing: $ 2080.70/MTH
??Insurance: $ 800/MTH
??Car expenses: $ 700/MTH
??Utilities: $ 400/MTH
??Phone, cable, internet: $ 190/MTH
??Food, entertainment: $ 500/MTH
??Clothing, household expenses $
??Credit cards and other loans: $ 800/MTH
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453296
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$184.63

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2004	Debt/Income ratio:	28%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 9	Length of status:	2y 0m
Credit score:	660-679 (Apr-2010)	Total credit lines:	22	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,071	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	auction-dreams8	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Recent Grad Consolidating Debt
Purpose of loan:
The purpose of this loan is to consolidate my exisiting revolving debt with credit cards, pay off the balance on my student account, and get me out of the cycle of using direct deposit advances and payday loans so that I can spend my own money and be ready for my student loan payments which are coming in July.

My financial situation:
I am a good candidate for this loan because I am responsible with payments. I keep a Microsoft Exel spreadsheet of all my finances and update it weekly - I can send proof of this by request. In addition, I have realized the horror of credit cards, and have curbed my spending to a bare minimum. In fact, I have only bought one cart of groceries in the last two weeks - no dining out, no coffee, no nothing! I am determined to make my income work for me. As a single, 24-year-old, there should be no reason why I can't balance a $40k income.

Monthly net income: $ 2100

Monthly expenses: $
??Housing: $ 535
??Insurance: $ 120
??Car expenses: $?260/month
??Utilities: $?50
??Phone, cable, internet: $?130
??Food, entertainment: $ 50-100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 2600
??Other expenses: $ 2000 (Payday loan, student account balance, and medical bills)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449165
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$484.01

Auction yield range:	6.04% - 9.00%	Estimated loss impact:	5.14%
Lender servicing fee:	1.00%	Estimated return:	3.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1990	Debt/Income ratio:	25%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 16	Length of status:	1y 10m
Credit score:	760-779 (Apr-2010)	Total credit lines:	31	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$41,555	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sparkling-point160	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off High-Interest Credit Cards
Purpose of loan:
I unfortunately lost my job in 2007 and could not find a new one for over a year. Finally, in 2008, I found a new job and was able to start working again. However, being unemployed without any income for about 8 months (unemployment only lasted 6 months back then). I lived off my credit cards and exhausted my savings. I was paying off one card to pay another bill and living on rice and beans for several months. I never expected to not be able to find another position for so long as a therapist working with children, it was?a devastating and demoralizing experience.??Next thing I knew, my once very high credit score plumeted down and all my credit cards?sored to?30 % interest rate. Suddenly, I was real personal financial crisis. Since, I found my new job, some of debt has been payed down, (about half)but even with two jobs, I am barely making it each month.?Some of my banks were willing to work with me and brought my?interest rates down to 19%, but that is still a very high rate. I am hoping to bring down my monthly payments and interest rate to one affordable monthly payment.
My financial situation:
I am a good candidate for this loan because even when I was unemployed I managed to pay my min. rate each month, plus I got a second part time job to get my cards paid off even quicker. I am a hard worker and am just looking for a lower rate to consolidate this debt into something more manageable than $950.00 per month in min. payments. I just can't afford the high rates on the several cards-it's drowning me in debt. I paid off a lot of my outstanding debt over the last 2 years and believe me it was struggle. I work hard, prior to my unemployment I had an outstanding credit rating and have always been able to pay off any credit card debt in the past. I had to use my credit cards to help pay bills while unemployed and I didn't expect to ever be paying a 29% interest rate on any of them. Some have lowered to 19% over the past year, but that is still very high. I would really appreciate any help, since in the traditionally methods, my debt to income has become to high for a loan, yet, I can't seem to ever catch up. I just would like a little help to get me back on the right track again and earn the right to a second chance towards financial freedom!
Thanks in advance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449661
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,550.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.64%	Starting monthly payment:	$49.56

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1961	Debt/Income ratio:	31%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 15	Length of status:	26y 10m
Credit score:	720-739 (Mar-2010)	Total credit lines:	50	Occupation:	Analyst
Now delinquent:	1	Revolving credit balance:	$52,473	Stated income:	$50,000-$74,999
Amount delinquent:	$647	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	yield-tapestry	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Card
Purpose of loan:
This loan will be used to pay off a high interest rate credit card.

My financial situation:
I am a good candidate for this loan because I have always paid my bills on time.? I have also been working for the same company for 27 years and am a home owner, this shows my stability.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451213
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$311.77

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1986	Debt/Income ratio:	25%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	15y 3m
Credit score:	680-699 (Mar-2010)	Total credit lines:	17	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$21,185	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dedicated-listing1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF CAPITAL ONE
Purpose of loan:
This loan will be used to pay off my Capital One credit card which has had its interest rate raised recently to an outrageous rate.? I am DONE with credit cards and only want to pay off my debts.? I am currently paying more than twice their minimum monthly charge (about $300) and this loan will be paid with these funds.

My financial situation:
I am a good candidate for this loan because I am a very hard-working individual who has never been late on a payment or debt in my life.?

Monthly net income: $1,800

Monthly expenses: $ 1,590
??Housing: $ 360 including utilities
??Insurance: $ 75
??Car expenses: $ 100
? Phone, cable: $ 55
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600 (300+ to Capital One will be eliminated with loan)
??Other expenses: Optional and variable
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452241
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	32.56%	Starting borrower rate/APR:	33.56% / 35.99%	Starting monthly payment:	$555.31

Auction yield range:	14.04% - 32.56%	Estimated loss impact:	15.50%
Lender servicing fee:	1.00%	Estimated return:	17.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	16%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 13	Length of status:	6y 8m
Credit score:	640-659 (Mar-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$47,769	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	a-purposeful-benefit	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off High Int. Credit Cards!
Purpose of loan:
This loan will?be used to pay off the balances on variable high interest rate credit cards (Debt Consolidation).? Once I pay off my credit card debt, I can actually begin saving for my future!

My financial situation:
I am a great candidate for this loan because I have very stable income as a federal employee.??I am responsible about paying my debts on or ahead of time; I have perfect credit payment history and have no late pays on my credit report.? I am frugal and spend well under?my means each month.? I am seeking this loan because of recent ridiculous rate hikes on my credit?cards to upward of 29.99%. ?Is that even legal? I?am currently paying more than the minimums on?my credit cards monthly in an attempt to become debt free, but I?seem to be getting nowhere.??With a consolidation loan at a decent interest rate, I can pay?my cards off and repay the loan in?3 years while improving my credit rating.

Note: My prosper rating of "E"?is a result of a high debt to credit ratio, which will be mitigated through this consolidation loan.?The rating is not reflective of late payments or negative credit history. Thank you very much for your consideration!

Monthly net income: $ 10,033

Monthly expenses: $
??Housing: $?840???????
??Insurance: $ 214
??Car expenses: $0 (paid!)
??Utilities: $0 included in rent????????
??Phone, cable, internet: $ 165 (Cell phone/internet, no cable)
??Food, entertainment: $120 ?
??Clothing, household expenses $100
??Credit cards and other loans (including mortgage and student loan): $ 3308???
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452445
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	19%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	13y 0m
Credit score:	660-679 (Apr-2010)	Total credit lines:	8	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	listing-poplar	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
laser tag business
Purpose of loan:
This loan will be used to?aquire gaming guns for new laser tag business
My financial situation:
I am a good candidate for this loan because?I have 13 years at my current job, and will continue to work until the new laser tag business demands more time, and income is sufficient , Also?I am currently selling military clothing and gear?in my own business called The Jesters Court Inc.I am also 20% owner of a local pizza shop where laser tag league meetings will be held. This venture is?producing profits now and will?benefit greatly by the introduction of outdoor/indoor laser tag in the area. There is no competiton?within 40 miles of this location and very little in the way of entertainment for children and adults. I will be booking birthday parties and also have leagues for adults, I will charge $20 for 2 hours per?person and $12 to?$15 per child for a 2 hour birthday party. This operation will be mostly mobile, with plans in the works for a building during winter months.?I did have a bankruptcy 6 years ago caused by an illness that put me out of work 2 months, My home is listed as being part of this but it is not. I have fixed this with TransUnion but still waiting on Equifax and Experian to clean up this matter, thank you......

Monthly net income: $?2800?????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????
Monthly expenses: $
??Housing: $ 350
??Insurance: $ 117
??Car expenses: $ 60
??Utilities: $ 250
??Phone,cable,internet:?$?120???????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 310
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452811
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 12.61%	Starting monthly payment:	$471.29

Auction yield range:	4.04% - 9.50%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1994	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 11	Length of status:	2y 1m
Credit score:	720-739 (Mar-2010)	Total credit lines:	24	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$18,397	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	TVnooz	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help my Dog get a Yard to Play in.
Purpose of loan:
I want to buy a house so my dog has a yard to play in and I have an additional investment in my future. This loan will be used to pay off my credit cards. When I was younger in college and earlier in my career I managed to generate a lot of debt which I admit is my fault. I've grown up now and my dream now is to buy a house. I can't do that with this much credit card debt. It is the only thing holding me back.

My financial situation:
I am a good candidate for this loan because I've finally gotten my finances in order. I have a six figure income, live below my means in an apartment in the suburbs, and contribute nearly 10 percent of my income to my 401k. I want to be as prepared for my future as I am for the present. I have never been late on a credit card payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452817
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$63.95

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	6 / 5	Length of status:	8y 1m
Credit score:	720-739 (Apr-2010)	Total credit lines:	9	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$37,108	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	the-exchange-walnut	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off?a credit card that have around a 20% interest rate.?I hope to then have a consolidated loan of a lower interest which I can pay off faster.?

My financial situation:
I am a good candidate for this loan because I am currently paying off these?credit cards already, so this will merely make it better?for me to pay them off in a shorter time at a lower interest rate. I have a house mortgage which I consistently pay an additional amount to for the last 4 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452823
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1995	Debt/Income ratio:	11%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 9	Length of status:	6y 3m
Credit score:	660-679 (Apr-2010)	Total credit lines:	30	Occupation:	Other
Now delinquent:	3	Revolving credit balance:	$19,533	Stated income:	$75,000-$99,999
Amount delinquent:	$754	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	11
Screen name:	helpful-return0	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Legal Fees
Purpose of loan:
This loan will be used to fight for?custody of my children who are being abused by the mother.? I need a retainer fee in order to have a lawyer to prove the abuse.? The lawyer will be asking for legal fees from the mother but I have to have the fees paid up front by me first.?

My financial situation:
I am a good candidate for this loan because I hold a Top Secret clearance and will be paying my bills on time to maintain my clearance and job which I use to support my family.?

Monthly net income: $
1391.00 every 2 weeks plus my wife brings home a great amount more than I do.
Monthly expenses: $
??Housing: $ 1426
??Insurance: $ 214 for both of our vehicles
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $ 115
??Food, entertainment: $ 350
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452847
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.99%	Starting monthly payment:	$61.54

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2000	Debt/Income ratio:	14%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 7	Length of status:	13y 3m
Credit score:	680-699 (Apr-2010)	Total credit lines:	16	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$1,752	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	mrny25	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 94% )	680-699 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	1 ( 6% )	600-619 (Aug-2008)
Principal balance:	$613.19	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Proven trustworthy on Prosper.
Purpose of loan:
Hi thanks for taking the time to look at my ad.... After a successful first loan here on prosper I've come back with the hopes of being funded for a second one.

I would like to pay down my revolving credit card debt to improve my credit?score so I will be eligble for better interest rates in the future. As we all know the credit card interest rates are outrageous these days.

My financial situation:
I have been employed with the same company for over 13 years so I have a very stable job and I'm a dedicated employee. I work in a family owned restaurant and?I'm?a salary based employee so my weekly paycheck of $750 is always the same. As you can see I'm?in good standing with all of my credit obligations and I have raised my credit score?since my?first loan on prosper by more then 60 points.?

Monthly net income: $ 2560

Monthly expenses: $?1538
??Housing: $ 400 for?rent
??Insurance: $ 78?for car insurance
??Car expenses: $?265 car loan,?$50 for gas
??Utilities: $?100
??Phone, cable, internet: $?100
??Food, entertainment: $ 200 roughly for food.??I work most nights and weekends?so I don't spend too much on entertainment maybe $50-$100 monthly.
??Clothing, household expenses $ 100?
??Credit cards and other loans: $?My credit card payments very depending on?how much I pay for that given month but?their roughly around?$200. I also have a?? prosper loan that I pay $45 a month for.?????

Thank you again for taking a look at my ad and best wishes!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.13%	Starting borrower rate/APR:	7.13% / 7.47%	Starting monthly payment:	$30.94

Auction yield range:	3.04% - 6.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	1y 11m
Credit score:	740-759 (Apr-2010)	Total credit lines:	18	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$26,323	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	lovely-asset2	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying Prosper To Pay Off Equipment
Purpose of loan:
This loan will be used to off a small loan on an existing freezer and to purchase a small sign.? We'd like to try using Prosper on a small scale for potential larger projects in the future.?

My financial situation:
Pastabilities is a manufacturer/wholesale of natural Italian food products in Vermont.? We produce a line of pizza products (dough, parbaked pizzas, etc) and various type of fresh frozen pasta (gnocchi, ravioli, lasagna sheets, etc).? We sell to approximately 25 grocery stores and a number of restaurants and schools throughout Vermont.? We have financed the company ourselves without the use of any bank loans or debt and maintain 100% ownership.? We are growing at 40% annually.?

Our credit history is excellent, we've never defaulted or filed for bankruptcy, and we have a positive cash flow.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452865
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2001	Debt/Income ratio:	35%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	19 / 17	Length of status:	7y 3m
Credit score:	640-659 (Apr-2010)	Total credit lines:	33	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$8,297	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	flexible-greenback7	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest loan/cards
Purpose of loan:
This loan will be used to consolidate debt and payoff high interest debt

My financial situation:
I am a good candidate for this loan because I have a secure, steady job I've been at for nearly 8 years. The only reason my credit score is so low is because of my debt to income ratio being so high.

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 310.72
??Insurance: $ 90
??Car expenses: $ 329.64
??Utilities: $ 200
??Phone, cable, internet: $ 130
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 34.02%	Starting monthly payment:	$42.45

Auction yield range:	8.04% - 29.00%	Estimated loss impact:	7.20%
Lender servicing fee:	1.00%	Estimated return:	21.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	3 / 2	Length of status:	4y 5m
Credit score:	640-659 (Mar-2010)	Total credit lines:	9	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$2,351	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	Luke551	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying more inventory
Purpose of loan:
I am a Computer Hardware Tech, and also I am an Ebay Seller with a Powerseller Status. My feedback is right around 99% positive. I buy broken Dell laptops, repair them, and then sell parts on Ebay. Its very profitable. Loan is to increase buying, to increase profits. I will start with a $1000 loan to see how Prosper works. Currently I use my own cash to buy inventory, about $5000 a month, with income of about $1700-$2200 per month.

You can always see my sales at this link:
http://completed.shop.ebay.com/merchant/svetils_W0QQLHQ5fCompleteZ1

My financial situation:
I have about $3500 credit card debt.
I own a car which is paid off, no payments.
I live on a large property with my parents, no rent.

Monthly net income: $
1800 I am using lower margin
Saving about 600 a month

Monthly expenses: $
??Housing:100 $ I live with my parents. House is paid off. No payments. I help out with some bills. We own another property which is rented.
??Insurance:160 $ Health and dental Insurance
??Car expenses: $60 including insurance
??Utilities:40 $ I pay for water, my parents pay power.
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses 10$
??Credit cards and other loans: 150$
??Other expenses: Dental Braces $228.00 $?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452917
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.75%	Starting borrower rate/APR:	18.75% / 21.86%	Starting monthly payment:	$43.84

Auction yield range:	17.04% - 17.75%	Estimated loss impact:	18.98%
Lender servicing fee:	1.00%	Estimated return:	-1.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1999	Debt/Income ratio:	2%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	1 / 1	Length of status:	2y 3m
Credit score:	660-679 (Apr-2010)	Total credit lines:	3	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$240	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	3toeone	Borrower's state:	Arizona	Borrower's group:	Radio / TV Broadcast Professionals Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,600.00	< mo. late:	0 ( 0% )	460-479 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Software Suite / Credit Boost
Building credit, already found a lender.? THANKS!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452925
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	12%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	1y 2m
Credit score:	700-719 (Apr-2010)	Total credit lines:	21	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$409	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	bee5	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Full-Time Dad - Legal Fees
Purpose of loan:
This loan will be used to pay off legal fees. I recently found my six-year-old son was sexual abused in his mother's home. I asked the court for help and after a court trial are finding endangerment in her care. My son is now primarily residing with me. I have legal fees that I could use a loan to help pay off. It would make caring for my son much more financially reasonable.

My financial situation:
I am a good candidate for this loan because I have a good job. I have always worked with computers my entire life, I have never been fired or layed off and currently make $85K as a Senior Systems Engineer. I'm having a hard time getting a regular loan with a bank because after my son was born, I was forced to sell my house and then file bankruptcy when child support took over my income. With the new findings, I now expect to receive child support. I also pay my bills on-time.

Monthly net income: $ I receive a little over $4,600 a month in my take home pay.

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 600/6 months for car insurance and renters insurance
??Car expenses: $ 360 car payment
??Utilities: $ 60
??Phone, cable, internet: $ 180
??Food, entertainment: $ 500
??Clothing, household expenses $
??Credit cards and other loans: $ 180 for student loans
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452931
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$301.86

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1985	Debt/Income ratio:	37%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 13	Length of status:	1y 10m
Credit score:	660-679 (Apr-2010)	Total credit lines:	26	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$21,010	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	orbital-currency6	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan: paying off credit cards????
This loan will be used to?

My financial situation: good????
I am a good candidate for this loan because? I allways pay my bills on time????

Monthly net income: $ 4210????

Monthly expenses: $
??Housing: $?440.00????
??Insurance: $ 195.00????
??Car expenses: $ 355.00????
??Utilities: $ 145.00
??Phone, cable, internet: $ 95
??Food, entertainment: $ 450.00????
??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452935
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 14.17%	Starting monthly payment:	$631.43

Auction yield range:	11.04% - 11.04%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2003	Debt/Income ratio:	21%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 9	Length of status:	1y 11m
Credit score:	740-759 (Apr-2010)	Total credit lines:	18	Occupation:	Military Officer
Now delinquent:	0	Revolving credit balance:	$925	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	3%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	peace-leather	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Guaranteed repayment - never late
Purpose of loan:
This is a multi-purpose loan.? I plan to invest in myself with education--I plan to learn a new language and get myself a master's degree.? I also plan to use a small portion of the loan for my vacation.? Remainder of the loan will be used to help refurnish my parent's home.? I do not pay any mortgage for my parents home and military takes care of my housing.

My financial situation:
I am active duty Air Force with a stable income.? I am able to pay off this loan monthly without cutting into my actual base salary--I get over $1,000 total a month in incentive pays.? I am also getting promoted later this year which will raise my salary just enough to cover the monthly payment of this loan.? Another reason why you should feel confident that I will never be late on my payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452941
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	29%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	5 / 6	Length of status:	6y 3m
Credit score:	660-679 (Apr-2010)	Total credit lines:	27	Occupation:	Nurse (LPN)
Now delinquent:	1	Revolving credit balance:	$3,580	Stated income:	$25,000-$49,999
Amount delinquent:	$301	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	sammy2221	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	680-699 (Jul-2009) 640-659 (Oct-2008) 640-659 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
finish remodel project
Purpose: We are?95 percent?complete. We need help to continue this project so we can updated our mortgage, avoid paying building permit renew costs and be able to insulate the new addition,and place the tile floors.

My financial situation: I work very hard , my wife is a Nurse and so am I. I have been workimg 90 hours a paycheck to complete this Dream. We will not let ourselves down nor will we let any investor down! Please check our payment history!

(explain why you are a good candidate for paying back this loan)

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 200
??Insurance: $ 55
??Car expenses: $?140
??Utilities: $ 120
??Phone, cable, internet: $ 30
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $?335
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452947
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$429.74

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1989	Debt/Income ratio:	49%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	5 / 4	Length of status:	0y 3m
Credit score:	740-759 (Apr-2010)	Total credit lines:	32	Occupation:	Accountant/CPA
Now delinquent:	3	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$506	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	Scorpio1970	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	740-759 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-679 (Jun-2008) 600-619 (Mar-2008) 640-659 (Sep-2007)
Principal balance:	$2,755.69	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
Possible 3rd Loan - Not HR
If funded this loan will be used to purchase a reliable vehicle.? This will be my first major purchase since filing bankruptcy in 2007.? The only loans I have had since then are my prosper loans and I hope to keep it that way.? Accounts showing delinquent are from the bankruptcy and are scheduled to fall off by the end of the year.? I?have improved my credit score by?more than?60 points within the last two years and hope that I have earned the trust of prosper lenders.?

Current Income:? $2,074

Current Expenses:

Prosper $212.26
Insurance $147.00
Utilities $250.00
Cell - $95.00
Phone, Cable & Internet - $150.00
Food & Misc Expenses - $500.00

Total - $1400.00

These are the?expenses I am responsible for, my husband?pays?the rest of the bills.? Please ask questions.? Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452953
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.48%	Starting borrower rate/APR:	9.48% / 9.82%	Starting monthly payment:	$288.21

Auction yield range:	3.04% - 8.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1982	Debt/Income ratio:	13%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	12y 3m
Credit score:	800-819 (Apr-2010)	Total credit lines:	32	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8,761	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	lmx16	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BOA PAYOFF
Purpose of loan:
This loan will be used to? Pay off high interest credit card

My financial situation:
I am a good candidate for this loan because? I can afford to make timely payments at a decent percent. Tired of paying high rate to bank.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452977
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$237.17

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2008	Debt/Income ratio:	15%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	10y 3m
Credit score:	700-719 (Mar-2010)	Total credit lines:	6	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$5,486	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	32%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	wampum-cheetah8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding etc.
Purpose of loan:
??Im?getting married?soon?and need some cash to help with the abundance of expenses.?

My financial situation:
I pay my bills on time, and would have no problem making payments on this loan.? I own my car, and have no other obligations excluding monthly bills (rent, etc.).

Monthly net income: $ 2700 (Fluctuates slightly, $200-300 +/-)

Monthly expenses: $ 1365 excluding debt payment
??Housing: $ 800
??Car expenses: $ Own my car
??Utilities, Phone, cable, internet: $?165?
??Food, entertainment: $ 300?
??Credit cards and other loans:??Pay 400-600 on credit cards every month.??
??Random?$ 100

One note about my credit history and score.? Im actually a better candidate then what Im given credit for.? I didnt get my first credit card until I was 29, which I know wasnt as smart as I thought I was being.? I didnt understand the importance of building credit from an early age.? In this case, ignorance was not bliss.? Thanks for you consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$324.46

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	14%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 12	Length of status:	1y 11m
Credit score:	780-799 (Apr-2010)	Total credit lines:	49	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$12,578	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	27%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fund-prescription1	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
I plan on consolidating my credit card debt and want to pay it off with a fixed lower rate loan.Thanks for considering my request.

My financial situation:
I am a good candidate for this loan because I have a very good track record of paying off my debts.? My credit score reflects my history of on time payments.? I am a very low risk.

Furthermore, I have a steady income as a physician and will be getting a 10% raise in July, and a large raise (200-400%) in about 15 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452985
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	26 / 24	Length of status:	24y 3m
Credit score:	640-659 (Apr-2010)	Total credit lines:	38	Occupation:	Realtor
Now delinquent:	1	Revolving credit balance:	$79,810	Stated income:	$50,000-$74,999
Amount delinquent:	$810	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 3	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	generosity-carrier	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of debt
Purpose of loan:
This loan will be used to? debt consolidation, repayment

My financial situation:
I am a good candidate for this loan because?my financial situation is temporary and will increase within 6-12 months. Had to take care of my ailing mother with alzheimers.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452989
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,990.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$239.91

Auction yield range:	11.04% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1990	Debt/Income ratio:	40%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 9	Length of status:	2y 9m
Credit score:	700-719 (Apr-2010)	Total credit lines:	53	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$13,617	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ocxpunk	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 100% )	700-719 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	(Sep-2009) 660-679 (Jul-2009) 640-659 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Consolidate and Payoff last cards
Purpose of loan:
This loan will be used to payoff a?two?credit cards that I have?not been using and?pay down the balance, but since I?have been?paying them off, the terms have changed recently.? One has a rate of 10.99 and the other has a rate of 22.99.? I owe a little more than this, but this would help me payoff the rest much easier with a steady payment.??My goal is to?pay?off?everything, completely in 3 years, and this is a clean way to get it done and not give the cc companies all the profits since they can choose to raise the rates up to close to 29% at any time they choose.? I completed one prosper loat at 10.99% or something close to that, and this is my second loan attempt to complete the payoff on crecit cards.

Monthly net income: $ 3303

Monthly expenses: $
??Housing: $?850
??Insurance: $ 145
??Car expenses: $ 180
??Utilities: $?105
??Phone, cable, internet: $?30
??Food &?household items: $?390
? Clothing, childcare:? 460
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.02%	Starting borrower rate/APR:	10.02% / 13.58%	Starting monthly payment:	$32.28

Auction yield range:	4.04% - 9.02%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1981	Debt/Income ratio:	19%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 10	Length of status:	15y 3m
Credit score:	720-739 (Apr-2010)	Total credit lines:	21	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$23,910	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	duty-idol	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off? the high interest on my credit cards.
My financial situation:
I am a good candidate for this loan because I always pay my bills on time and I have a B.A. in Business so I know how to manage my income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453007
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$311.77

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2000	Debt/Income ratio:	32%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 11	Length of status:	1y 8m
Credit score:	680-699 (Apr-2010)	Total credit lines:	39	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$11,343	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	54%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	justice-fir	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? pay off high interest credit cards.

My financial situation:
I am a good candidate for this loan because? I am a Special Education Teacher, very reliable, and have worked very hard to get to this level of earning potential.? I have made great effort to pay all my bills on time, but struggle now with high interest credit card debt.? My earning potential will continue to increase over time making me an excellent candidate for this loan.

Monthly net income: $ 2300.00

Monthly expenses: $
??Housing: $ 550.00
??Insurance: $ 43.00
??Car expenses: $ 140.00
??Utilities: $ 65.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 800.00
??Other expenses: $ 60.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453043
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$300.38

Auction yield range:	11.04% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1990	Debt/Income ratio:	69%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	17 / 16	Length of status:	19y 0m
Credit score:	640-659 (Apr-2010)	Total credit lines:	52	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$47,047	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	balanced-bazaar	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating credit cards
Purpose of loan:
This loan will be used to?
consolidate credit cards to give me a little breathing room while my art studio business grows.? I have a full time job, but have stretched myself to the limit by opening an art studio where people can come and learn to paint, unfortunately my timing of opening it when the economy went south has caused it to grow at a slower pace than anticipated.??I began it in October, 2007, and showed a tiny profit last year.? Business is up this spring, so I am hopeful the growth will continue as people look for local forms of entertainment.?
My financial situation:
I am a good candidate for this loan because?
I am incredibly committed to repaying anything I owe.? I have never defaulted on any obligation or filed bankruptcy.? Recent dents to my credit have occurred because of timing, but I have never been 30+ late on anything.?
Monthly net income: $ 3300

Monthly expenses: $
??Housing: $ 450
??Auto Insurance: $ 100
??Utilities:? $400
??Credit cards and other loans: $1650
??Health Insurance:? $100
??Car Payment:? $590
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$159.88

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	7%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	1y 6m
Credit score:	720-739 (Apr-2010)	Total credit lines:	52	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$5,160	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	GyJAV_BNCCo	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate some interest free debt that will expire soon, would rather keep my cash?where it is currently earning me a healthy return.

My financial situation:
I am a good candidate for this loan because I am an investor on Prosper who would like to see what?this service is like for the other side?while also benefiting from want unsecured installment debt could do for credit purposes.?I will not depend on my prosper loans to pay down this loan, as I tend to reinvest?that back in Prosper?or other investment?vehicles.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453061
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.93%	Starting borrower rate/APR:	22.93% / 25.21%	Starting monthly payment:	$290.05

Auction yield range:	8.04% - 21.93%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1989	Debt/Income ratio:	12%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	2y 9m
Credit score:	780-799 (Apr-2010)	Total credit lines:	12	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,278	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	54%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	capital-confidant6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Private Note
Purpose of loan:
This loan will be used to pay off a private loan from a friend that was acquired for minor home repairs.

My financial situation:
I am a good candidate for this loan because I will make my payments on time a possibly be able to pay the loan off early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453119
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$153.80

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1998	Debt/Income ratio:	16%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	2y 8m
Credit score:	660-679 (Apr-2010)	Total credit lines:	11	Occupation:	Accountant/CPA
Now delinquent:	1	Revolving credit balance:	$3,856	Stated income:	$75,000-$99,999
Amount delinquent:	$2,600	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	libramoon	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	660-679 (Latest)
Principal borrowed:	$8,450.00	< mo. late:	0 ( 0% )	540-559 (Sep-2007)
Principal balance:	$1,518.96	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Tuition deposit
Purpose of loan:
I am a working professional who would like to pursue my dream by going back to school part-time in the fall.? I will be receiving Federal financial aid in the fall but my initial tuition payment is due?on April 22nd? I have successfully and faithfully paid another Prosper loan for $8,450 @ $275/month since Dec 07 (est. final payment Oct 10), which I plan on paying off when I receive my tax refund of $1,000.

My financial situation:
My current debt to gross?income ratio is only 16%, which is very good.? After I have paid ALL monthly expenses, including food/spending money, I have about?$1,600 left after taxes each month to pay towards debt.? Once my?other loan is paid off,?I will have about?$1880 a month left?after monthly expenses.?

Monthly net income (after 401K and Health Savings Account deductions): $ 3800

Monthly expenses: $
??Housing: $?590
??Insurance: $?133
??Car payment: $ 415 gas 100
??Utilities: $ 40
??Phone, cable, internet: $?95
??Food, entertainment: $ 200
??Clothing, household expenses $?100
??Credit cards : $ 144
??Other expenses (misc): $ 100
?Prosper Loan (to be paid off in Oct 2010): 275

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453149
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$282.56

Auction yield range:	17.04% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	7 / 4	Length of status:	5y 3m
Credit score:	720-739 (Mar-2010)	Total credit lines:	11	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$396	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	usergd182	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 96% )	720-739 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 4% )	720-739 (Feb-2010) 700-719 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Mainly improve credit score
To whom it may concern,

? I am taking out this loan for the main purpose of improving my credit score and the minor purpose of fixing up my family's recently purchased house. It is a great investment opportunity for you as there is no risk involved. I have a full time job as a carpenter making $25 an hour, have 2 savings accounts with over $7000 in them and am investing in a house in Des Plaines. I don't really have any expenses other than my insurance, cell phone and car payments. All of my other money I am either saving or putting into the house I am fixing up to sell.

??? I have only taken out 1 loan before and that had to be done with a cosigner because my credit was too light. The loan was for the 2007 Pontiac G6 that i recently purchased. I am about half way finished with paying that off but my credit remains very light and my score is only 700. I would like to be able to get a loan by myself and after paying off this loan my credit score should get a lot higher. Lending to this loan will help both of us out and be a great and safe investment for you.

Thank you for your time and help.

Sincerely
JMG

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453161
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 14.17%	Starting monthly payment:	$495.18

Auction yield range:	11.04% - 11.04%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	47%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 14	Length of status:	5y 1m
Credit score:	640-659 (Mar-2010)	Total credit lines:	34	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$28,886	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	lilembz	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debit Consolidation
Purpose of loan: I have great credit, and am paying above my minimum payments, I made 45K last year, sold income.? I plan to be out of debt in a year.? I took on debt to fund my business.? I have closed the businessl, and am serious of getting out of this limiting siuation. I still have thousands of dollars I could use with credit cards, however I refuse to use credit cards anymore.? I am a safe loan, and if you have any questions, please feel free to contact me personally.? I have my car loan through Lending Club, and absolutely love peer to peer lending.? I got the loan with Lending Club about 6 months ago.?

My financial situation:
I have great credit, my score was in the 700's, however has dropped into the 600's due to my high debt ratio.? I was the co-owner of a business for 1 year, and invested a lot of money into the business, mostly on credit cards.?I have also been in sales for years. I am currently part time, and work about 35 hours a week.??Last year I made 45K, and am on target to make more than 50K this year. I have. I have never been delinquent.? I have 10 years of perfect?pay history.? Monthly net income: $
5000
Monthly expenses: $
??Housing: $ 0 (our housing is paid for by our church)
??Insurance: $ 169
??Car expenses: $ 320
??Utilities: $ 150
??Phone, cable, internet: $ 210
??Food, entertainment: $ 400
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1000
?Total Expenses are 2249
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.12%	Starting borrower rate/APR:	30.12% / 32.50%	Starting monthly payment:	$106.29

Auction yield range:	11.04% - 29.12%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1991	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	12 / 12	Length of status:	6y 1m
Credit score:	760-779 (Apr-2010)	Total credit lines:	22	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$55,333
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	worth-sunshine	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying A Motorcycle
Purpose of loan:
This loan will be used to? purchase a motorcycle.

My financial situation:
I am a good candidate for this loan because?i am retired after serving my country for 20 years,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453179
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$188.53

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2000	Debt/Income ratio:	14%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 10	Length of status:	2y 0m
Credit score:	640-659 (Apr-2010)	Total credit lines:	22	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$29,506	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	green-urbane-payout	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan: This loan will be used to pay off my high interest credit cards. The balance accumulated in my credit cards were due to medical(individual plan)?& childcare expenses incurred during the birth of my two children in last three years. With this loan I will pay off one of my credit card by half which will ease out repayment of balance debts.

My financial situation: I am a good candidate for this loan because I work in a responsible position in IT dept of a reputable company & earn pretty good remuneration.Also my wife is planning on getting into?a job which will definitely help in improving our financial situation. After joining my current employer, I have started availing group health plan which has vastly helped me in reducing?my monthly health insurance premium & deductibles. I have an excellent track record of paying off any dues on time.

Monthly net income: $ 7060

Monthly expenses: $ 5000??
Housing(Rent): $ 1550??
Insurance(Car): $??? 80??
Car expenses(loan+gas): $?400???
Utilities: $ 200??
Phone, cable, internet: $ 200??
Food, entertainment: $?500??
Clothing, household expenses $ 500??
Credit cards and other loans: $ 870??
Other expenses: $ 700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453185
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,950.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$223.92

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	29%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 5	Length of status:	4y 6m
Credit score:	640-659 (Mar-2010)	Total credit lines:	16	Occupation:	Social Worker
Now delinquent:	0	Revolving credit balance:	$24,073	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	babyblue_27	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off pay day loans
Purpose of loan:
This loan will be used to pay off payday loans. My husband became severly ill approximately six months ago and could not work. We were struggling and my only option to survive was to use pay day lenders. Now these payday loans are out of control and the fees are astronomical. I soon will not be able to afford to pay them and make our bills, too. We have two young children and the stress of this situation is very hard. This loan will get our family back on track again. By paying off these payday lenders, I will save our family $1,200.00 a month.

My financial situation:
I am a good candidate for this loan because I?am able to make monthly payments. I have never missed a payment on any bill in my life.?I?currently work a full time job and part time job. I have been with my full time job almost 5 years and my part time job 10 years.?I take finances very seriously. Unfortunatley, life caught us at a bad time and I did what I felt I had to protect my family.

Monthly net income: $ 2,700.00

Monthly expenses: $ 2660.00
??Housing: $?0-my husband pays this
??Insurance: $ 135.00
??Car expenses: $ 200.00
??Utilities: $ 175.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 400.00 (1,200 in fees to payday lenders)
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453227
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.39%	Starting borrower rate/APR:	22.39% / 24.66%	Starting monthly payment:	$691.07

Auction yield range:	11.04% - 21.39%	Estimated loss impact:	10.52%
Lender servicing fee:	1.00%	Estimated return:	10.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	61%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 13	Length of status:	3y 3m
Credit score:	720-739 (Apr-2010)	Total credit lines:	34	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$19,721	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	frodo70	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	720-739 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-719 (Aug-2009) 700-719 (May-2008)
Principal balance:	$6,803.75	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Consolidation of credit cards
Purpose of loan:
To pay off credit cards to be able to start saving some money to get married. I will be using this money to also consolidate my 1st prosper loan which has $6800 left. This will allow me to have no more credit card payments and will consolidate it all to one loan. I have never missed a payment and will not miss any payments on this loan as well. Because of this I believe I am a great candidate for this loan and all bids will be greatly appreciated.

My financial situation:
I am a good candidate because I just got a 2nd job to start paying off debt and am obviously committed to this goal since I am willing to work 60+ hours to do this. All extra money from my 2nd job is going to pay off debt and as I pay down and owe less my extra money from my 1st job will go towards it as well.
Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 675.00
??Insurance: $ 123.15
??Car expenses: $ 263.0
??Utilities: $ 150.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 1400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453251
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.03%	Starting borrower rate/APR:	14.03% / 16.19%	Starting monthly payment:	$239.35

Auction yield range:	6.04% - 13.03%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1994	Debt/Income ratio:	24%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 10	Length of status:	2y 10m
Credit score:	720-739 (Apr-2010)	Total credit lines:	31	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$21,292	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	yield-motor7	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used?o pay off our credit card bill?

My financial situation:
I am a good candidate for this loan because? I will pay back my loan on time as I do with all my othere bills.? I just would like to pay off our credit cards so I have 1 monthly payment instead of 3.? This would also be a way for me to get them paid off more quickly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,150.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 38.08%	Starting monthly payment:	$51.70

Auction yield range:	11.04% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	7 / 7	Length of status:	2y 7m
Credit score:	680-699 (Apr-2010)	Total credit lines:	32	Occupation:	Student - College S...
Now delinquent:	2	Revolving credit balance:	$1,877	Stated income:	$1-$24,999
Amount delinquent:	$3,842	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	loving-kindness	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit cards & Hosptial bills
Purpose of loan:
This loan will be used to? Build a relationship with prosper and consolidate credit card bills bills

My financial situation:
I am a good candidate for this loan because? I am reliable and have a steady and growing income. You may notice I have a delinquencies on my report these are from hospital bills that I am paying on monthly. The amount above does not reflect how much I have actually paid. the interest keeps accruing on them. I was told by the collection agency that once I was down to zero on my bill they would not charge me the interest. I own about $2000 on one of them and $600 on the other. I would be happy to answer any question that you have about them. I plan on using this loan to pay off a few high interest credit cards and then put a little on the hospital bill. I know the delinquency don't support my credit very much. I just want to show prosper my commitment and reliability to the loan. I know this would support any future business I do with prosper. Thank you for considering me.

Monthly net income: $ 1,500-1,700

Monthly expenses: $
??Housing: $ 200
??Insurance: $
??Car expenses: $ 100
??Utilities: $ 70
??Phone, cable, internet: $ 70
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453275
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$275.79

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	11%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	11y 8m
Credit score:	780-799 (Apr-2010)	Total credit lines:	10	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$808	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	mboone06	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Erasing IRS Debt & Everything Else!
Purpose of loan:
This loan will be used to pay off the IRS, two other loans, and eliminate the credit cards.

My financial situation:
I am a good candidate for this loan because although I've made some mistakes in the past I've learned my lessons and now I have a solid credit rating.

Monthly net income: $ 2900

Monthly expenses: $
??Housing: $829
??Insurance: $ 124
??Car expenses: $
??Utilities: $ 65
??Phone, cable, internet: $ 130
??Food, entertainment: $ 125
??Clothing, household expenses $
??Credit cards and other loans: $320?
??Other expenses: $ 650
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.67%	Starting borrower rate/APR:	12.67% / 13.02%	Starting monthly payment:	$83.84

Auction yield range:	3.04% - 11.67%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	19 / 16	Length of status:	0y 7m
Credit score:	800-819 (Apr-2010)	Total credit lines:	37	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$10,016	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	9%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	worldly-capital	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of loan will be to expand on?my dog agility and training business. The increase in business has required me to expand the area needed for?new employees and offices. If you are a dog lover,?then you know how much owners are willing to invest in their dog's training.?Help me make this facility one of the finest in Fort Worth.

My financial situation?shows that I always repay my debts. I have a great FICO score, and I will do everything to remain in the top-tier of creditworthiness. This is a VERY SECURE loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453293
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.03%	Starting borrower rate/APR:	14.03% / 16.19%	Starting monthly payment:	$85.48

Auction yield range:	6.04% - 13.03%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1983	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	0y 4m
Credit score:	740-759 (Apr-2010)	Total credit lines:	3	Occupation:	Student - College S...
Now delinquent:	0	Revolving credit balance:	$2,378	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	DukeEngineer2010	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College is Expensive, But Pays Off!
Hello, and thanks for looking at my listing.

I am a Senior Mechanical Engineering student at Duke University, on track to graduate this coming May.? I have been blessed with two supportive, successful parents who know, from personal experience, the value of a good education.? They burdened themselves with the full cost of my tuition, room and board up to this point (~$180k) and with an end in sight, I want to show them how appreciative I am by owning a small piece of that responsibility this semester.?

I recently accepted a reasonably well-paid ($50k/yr starting salary + benefits) full-time engineering position with a top medical devices company, but between now and when I begin work in early June, I have some personal and education-related costs which I must address.? In addition to food, rent, vehicle maintenance, and miscellaneous costs this semester, I will need to pay for my relocation from North Carolina to Michigan.? Based upon expenditures from previous semesters, known upcoming costs, and estimates for transport of my vehicle and belongings, I have determined that $2500 would be sufficient to cover these expenses. Though the position I accepted includes a $2000 signing bonus, I will not receive that until my first paycheck in early June, forcing me to find alternate means.? That's where you come in.

Currently, I am employed part-time as a Teacher's Assistant, paying $10.45/hr for 6-10 hours per week.? This will go entirely towards repayment of this loan.? As a dependent of my parents, I have financial sources to turn to should the need arise, and though that would be contrary to the purpose of this loan, it is a safeguard and an assurance to potential lenders.? Once I begin work on May 23rd I will have no trouble paying off the loan; most of my signing bonus will be put toward paying off the principal and any accrued interest, and the low cost of living in Michigan will leave me with ample income to put towards loan payments.? If possible, I would be happy to provide proof of my upcoming employment.

One thing I would like to add is an explanation of my listed revolving credit balance.? Two of the three credit lines listed are for my family's gas cards (BP and Shell). My entire family uses these cards to fuel four vehicles, and I have a card for each account issued in my name, hence it appearing on my credit info.? However, these cards are paid for entirely by my parents, and do not impact my personal finances at all? The third credit line is for a Bank of America credit card, used exclusively for living expenses, the full balance of which my parents pay off every month, so again that does not impact my personal finances.? Unfortunately this card only has an $800 limit, further necessitating a small loan to aid with my relocation.

Thanks for your time, and for helping me begin my professional career.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$380.54

Auction yield range:	8.04% - 24.56%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	5 / 2	Length of status:	6y 10m
Credit score:	780-799 (Apr-2010)	Total credit lines:	26	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$2	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	credit-shower2	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for Property
Purpose of loan:
This loan will be used as partial payment to purchase?11.8 acres?of land in Kansas. We will be living on the property and using the land for agricultural use.

My financial situation:
I am a good candidate for this loan because, we are very careful to pay?our?bills on time.? I have steady work in the construction and farming business.
Information in the Description is not verified.